Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 3, 2023 (this “Agreement”), is executed by PNC BANK, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, and FIRST HORIZON BANK (each, an “Exiting Lender”, and collectively, the “Exiting Lenders”), each of the undersigned Term Lenders (the “Extending Term Lenders”), KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”), LXP INDUSTRIAL TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), and the other parties hereto.

WHEREAS, the Borrower, the financial institutions signatory thereto and their assignees thereunder (the “Lenders”), the Agent, and the other parties thereto, have entered into that certain Second Amended and Restated Credit Agreement dated as of July 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Term Lenders agree to extend the Termination Date with respect to Term Loans, and the Agent and the Extending Term Lenders have agreed to such extension on the terms and conditions set forth herein; and

WHEREAS, the Borrower and the Agent have jointly identified certain ambiguities and omissions in the Credit Agreement and desire to cure the same by entering into the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Agreement, the parties hereto agree as follows:

(a)Bank of America, N.A., TD Bank, N.A., and Mizuho Bank, Ltd. are hereby named as the Co-Documentation Agents for the Term Loan facility, and Bank of America, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, TD Bank, N.A., Citizens Bank, N.A., Mizuho Bank, Ltd. and U.S. Bank National Association are hereby named as the Co-Documentation Agents for the Revolving Loan facility.

(b)The Credit Agreement is amended by restating the definitions referenced below set forth in Section 1.1. thereof as follows:

“Fee Letter” means, individually and collectively, (a) that certain Fee Letter dated June 22, 2022, and (b) that certain Fee Letter dated October 12, 2023, in each case by and among the Borrower, the Arrangers (other than Regions Capital Markets), KeyBank and Wells Fargo.

“Termination Date” means (a) with respect to Revolving Loans and the Revolving Loan Commitments, the Revolving Termination Date, and (b) with respect to Term Loans, January 31, 2027.

(c)Schedule I to the Credit Agreement is deleted and attached Schedule 1 is substituted in its place.

Section 2. Reallocation of Lender Pro Rata Shares; No Novation.

Upon the effectiveness of this Agreement (the “Effective Date”), the Term Loans shall be deemed to have been simultaneously reallocated among the Lenders as follows:

(a)    On the Effective Date, each Extending Term Lender that will have a greater Term Loan Percentage upon the Effective Date than its Term Loan Percentage immediately prior to the Effective Date (each, a “Purchasing Lender”), without executing an Assignment and Acceptance, shall be deemed to have purchased assignments pro rata from the Exiting Lenders and each Extending Term Lender that will have a smaller Term Loan Percentage upon the Effective Date than its Term Loan Percentage
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immediately prior to the Effective Date (each, a “Selling Lender”) in all such Selling Lender’s rights and obligations under this Agreement and the other Loan Documents as a Term Lender (collectively, the “Lender Assigned Rights and Obligations”), and each Selling Lender shall be deemed to have assigned such of its Lender Assigned Rights and Obligations, so that, after giving effect to such assignments, each Term Lender shall have its respective Term Loan Commitments as set forth in Schedule I to the Credit Agreement (as amended hereby) and a corresponding Term Loan Percentage of all Term Loans then outstanding. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the applicable Term Loan and without recourse, representation or warranty, except that each Selling Lender shall be deemed to represent and warrant to each applicable Purchasing Lender that the Lender Assigned Rights and Obligations of such Selling Lender being assigned to such Purchasing Lender are not subject to any Liens created by that Selling Lender. For the avoidance of doubt, in no event shall the aggregate principal amount of each Term Lender’s Term Loans exceed its Term Loan Commitment as set forth in Schedule I to the Credit Agreement (as amended hereby).

(b)    The Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Effective Date. Each Lender required to make a payment pursuant to this Section shall make the net amount of its required payment available to the Agent, in same day funds, at the office of the Agent not later than 12:00 P.M. (New York time) on the Effective Date. The Agent shall distribute on the Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section, pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in such Lender’s Administrative Questionnaire or at such other address as such Lender may request in writing to the Agent.

(c)    Nothing in this Agreement shall be construed as a discharge, extinguishment or novation of the Obligations of the Loan Parties outstanding under the Credit Agreement.

(d)    Upon the execution and delivery of this Agreement, and the payment of the purchase price set forth above for the Exiting Lenders’ Lender Assigned Rights and Obligations and all other Obligations under the Credit Agreement owing to the Exiting Lenders, each Exiting Lender shall cease to be a Term Lender under the Loan Documents and (i) the applicable Purchasing Lenders shall have the rights of the Exiting Lenders in respect of the Exiting Lenders’ Lender Assigned Rights and Obligations subject to the terms and conditions hereof and (ii) the Exiting Lenders shall have assigned and relinquished their rights (other than rights to indemnification and reimbursements referred to in the Credit Agreement which survive the repayment of the Obligations under the Credit Agreement owed to the Exiting Lenders in accordance with its terms) and be released from its obligations under the Credit Agreement. The parties hereto agree that, except as provided for in the preceding sentence, all references in the Loan Documents to the Term Lenders or any Term Lender shall from and after the date hereof no longer include the Exiting Lenders. For the avoidance of doubt, the rights and obligations with respect to Revolving Loans of any Exiting Lender that is also a Revolving Lender under the Credit Agreement shall remain unchanged.

Section 3. Conditions Precedent. The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

    (a)    a counterpart of this Agreement duly executed by the Borrower, the Agent, the Extending Term Lenders and the Exiting Lenders;

    (b)    Term Notes (or amended and restated Term Notes) executed by the Borrower, payable to each Extending Term Lender (if requested by such Lender);

(c)     a certificate from a Responsible Officer of the Borrower certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence on the date hereof and (ii) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case
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such representation or warranty shall have been true and correct in all respects) on and as of such earlier date);

(d)    an opinion of counsel to the Borrower and the other Loan Parties addressed to the Agent and the Lenders and covering such matters as the Agent may reasonably request;

    (e)    evidence that all Fees then due and payable by the Borrower on the date hereof in connection with the Credit Agreement, together with, to the extent required by Section 9 of this Agreement, all other fees, expenses and reimbursement amounts due and payable to the Agent, including without limitation, the reasonable and documented out-of-pocket fees and expenses of counsel to the Agent, have been paid; and

    (f)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 4. Representations of Borrower; Reaffirmation of Obligations. The Borrower (i) represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Agreement and (b) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and (ii) acknowledges and reaffirms its Obligations and its continuing obligations owing to the Agent and the Lenders under each of the Loan Documents.

Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. THE PROVISIONS OF SECTION 12.4 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN.

Section 6. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, .pdf or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided that without limiting the
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foregoing, (i) to the extent the Agent has agreed to accept such Electronic Signature from any party hereto, the Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

Section 7. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 8. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Lenders required by Section 12.6 of the Credit Agreement, the Agent, and the Borrower.

Section 9. Expenses. To the extent required by Section 12.2 of the Credit Agreement, the Borrower shall reimburse the Agent promptly after demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 10. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. This Agreement shall be deemed to be a Loan Document.

Section 13. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

Section 14. No Novation. The parties hereto do not intend this Agreement or the transactions contemplated hereby to be, and this Agreement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Credit Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

LXP INDUSTRIAL TRUST

By: __/s/ Joseph Bonventre______
Name:     Joseph Bonventre
Title:     Executive Vice President

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KEYBANK NATIONAL ASSOCIATION, as Agent and as a Term Lender

By:    _/s/ Tayven Hike__________
Name: Tayven Hike
Title: Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Lender

By:    __/s/ Matthew Kuhn____
Name: Matthew Kuhn
Title: Managing Director

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REGIONS BANK, as a Term Lender

By:    _/s/ William Chalmers____
Name: William Chalmers
Title: Senior Vice President

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TD BANK, N.A., as a Term Lender

By:    _/s/ Brian Mulligan_______
Name: Brian Mulligan
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Term Lender

By:    _/s/ Cody Canafax______
Name: Cody A. Canafax
Title: Vice President

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BANK OF AMERICA, N.A., as a Term Lender

By:    _/s/ Cheryl Sneor_____
Name: Cheryl Sneor
Title: Vice President

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CITIZENS BANK, N.A., as a Term Lender

By:    _/s/ Donald Woods_______
Name: Donald Woods
Title: Senior Vice President

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MIZUHO BANK, LTD., as a Term Lender

By:    _/s/ Donna DeMagistris___
Name: Donna DeMagistris
Title: Executive Director

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ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Term Lender

By:    _/s/ Mitchell Vega_______
Name: Mitchell Vega
Title: Senior Vice President

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EXITING LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as an Exiting Lender

By:    _/s/ Brian Kelly____
Name: Brian P. Kelly
Title: Senior Vice President

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FIRST HORIZON BANK (f/k/a First Tennessee Bank National Association), as an Exiting Lender

By:    _/s/ Jean Brennan____
Name: Jean Brennan
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as an Exiting
Lender

By:    _/s/ Patrick T. Brooks_____
Name: Patrick T. Brooks
Title: Assistant Vice President
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Schedule 1

SCHEDULE I

Commitments

Lender	Revolving Loan Commitment	Term Loan Commitment
KeyBank National Association	$65,000,000	$46,000,000
Wells Fargo Bank, National Association	$65,000,000	$45,750,000
Regions Bank	$65,000,000	$45,750,000
PNC Bank, National Association	$52,000,000	-
TD Bank, N.A.	$52,000,000	$35,000,000
U.S. Bank National Association	$52,000,000	-
JPMorgan Chase Bank, N.A.	$52,000,000	$24,500,000
Bank of America, N.A.	$52,000,000	$35,000,000
Citizens Bank, N.A.	$58,500,000	$18,000,000
Mizuho Bank, Ltd.	$52,000,000	$35,000,000
Associated Bank, National Association	$34,500,000	$15,000,000
TOTAL	$600,000,000	$300,000,000

Schedule 1